SUPPLEMENT TO THE FIDELITY EXPORT AND MULTINATIONAL FUND
OCTOBER 25, 1999
PROSPECTUS

On January 20, 2000, the Board of Trustees of Fidelity Export and
Multinational Fund authorized the elimination of the fund's 3.00% front-end sales charge. Beginning January 31, 2000, purchases of shares of the fund will not be subject to a sales charge.

In addition, on January 20, 2000, the Board of Trustees of Fidelity Export and Multinational Fund authorized the reduction of the fund's redemption fee period from 90 days to 30 days. Redemptions after January 31, 2000 of shares held less than 30 days will be subject to a redemption fee of 0.75% of the amount redeemed.

The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective January 31, 2000.

The following information replaces similar information found in the "Fee Table" section beginning on page 4.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on         None
purchases and reinvested
distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  0.75%
less than less than 30 days
(as a % of amount redeemed)

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

The following information replaces similar information found in the "Fee Table" section beginning on page 4.

1 year    $ 93

3 years   $ 290

5 years   $ 504

10 years  $ 1,120

The following information replaces the first four paragraphs under the heading "Buying Shares" found in the "Buying and Selling Shares" section on page 10.

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying and Selling
Shares"section on page 12.

The fund will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information found under the heading "Features" in the "Account Features and Policies" section beginning on page 15.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES

Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 19.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

   The following information replaces similar information found in the "Fund Management" section on page 21.

   Douglas Chase is manager of Export and Multinational Fund which he has managed since February 2000. Previously, he managed other Fidelity funds. Since joining Fidelity in 1993, Mr. Chase has worked as an analyst and manager.

The following information replaces similar information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements similar information found in the "Fund Management" section on page 21.

(small solid bullet) Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund

The following information replaces similar information found in the "Fund Management" section on page 21.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

The following information replaces the "Fund Distribution" section beginning on page 22 in its entirety.

FDC distributes the fund's shares.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.